                                                          Exhibit 10. (iv)(D)(4)


                      MONTGOMERY WARD & CO., INCORPORATED

                               Fourth Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                           Retirement Security Plan

                              Dated: May 29, 1997

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan"); and

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Board of Directors of
                                       --------------
Ward ("Board") has reserved the power to amend the Plan; and

     WHEREAS, the Board desires to amend the Plan.

     NOW, THEREFORE, the Plan is amended effective July 1, 1997, in the following manner:

     1. All references in the Plan as in effect prior to this Amendment to the "Cash Balance Account," the "Immediate Cash Balance Account Annuity," and the "Interest Credit(s)," including but not limited to the definitions contained in Sections 2.9, 2.23 and 2.24 of the Plan respectively, shall hereby be changed and referred to henceforth as the "Lechmere Cash Balance Account," the "Lechmere Immediate Cash Balance Account Annuity," and the "Lechmere Interest Credit(s)," respectively.

     2. The text of Subsection (f) of Section 2.2, "Actuarial Equivalent" or "Equivalent Actuarial Value," is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "The lump sum value of a Participant's Cash Balance Account (as defined in Section 2.9A of the Plan) as of a determination date shall be an amount equal to the greater of: (i) the accumulated balance in such Cash Balance Account as of such determination date, and (ii) the present value of that portion of a Participant's Accrued Benefit attributable to the Participant's Cash Balance Account calculated using the 1983 GAM (50% male/50% female) and the 30-Year Treasury Rate as set forth in Subsection
     (b). The lump sum value of the Lechmere Cash Balance Account (as defined in Section 2.9 of the Plan) as of a determination date shall be an amount equal to the greater of: (i) the accumulated balance in such Lechmere Cash Balance Account as of such determination date, and (ii) the present value of that portion of a Participant's Accrued Benefit attributable to the Lechmere Cash Balance Account calculated using the 1983 GAM (50% male/50% female) and the 30-Year Treasury Rate as set forth in Subsection (b). For purposes of converting the Cash Balance Account and the Lechmere Cash Balance Account, if any, to an annuity form of payment, the 1983 GAM (50% male/50% female) mortality table and the 30-Year Treasury Rate as set forth in Subsection (b) shall be used."

     3.   ARTICLE II, Definitions, is hereby amended by adding the following new
                      -----------
definitions:

          "2.9A   'Cash Balance Account' means the notional amount described in
     Section 7A.1.

          2.12A 'Continuous Service' means a Participant's consecutive months and years of service with the Company, as shown on his personnel records, in accordance with Company policy relating to continuous service. Service with a Participating Company prior to its designation as a Participating Company shall be included in Continuous Service if, but only if, and to the extent determined by the Board at the time of such designation. In case of reemployment of a former Employee, or the return to work of an Employee whose Continuous Service was broken, Continuous Service shall be computed from the date of reemployment or return to work, or as otherwise determined by the Committee."

          2.21A 'Highly Compensated Associate' means an Associate who is treated as a highly compensated employee under Section 414(q) of the Code.

          2.23A   'Immediate Cash Balance Account Annuity' means an annuity as described in Section 7A.4.

          2.24A   'Interest Credit(s)' means the interest amount credited to the
     Cash Balance Account of a Participant pursuant to the provisions of Section 7A.3."

     4. The text of Section 2.51 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "'Vest', 'Vested' or 'Vesting' means the acquisition by a Participant or the Participant's Beneficiary of a nonforfeitable right to a Retirement Benefit, except in the event of the Participant's death prior to the time prescribed for payment of such Retirement Benefit. For purposes of the Plan, Vesting occurs after five (5) Years of Service (three (3) Years of Service for benefits accrued pursuant to Section 7A.2) with the fifth year (third year for benefits accrued pursuant to Section 7A.2) being the completion of five (5) months of service or upon Normal Retirement Date pursuant to the provisions hereof, whichever occurs first. In determining whether a Participant is Vested, the Years of Service prior to any Break in Service shall be disregarded if he was not then Vested and the number of consecutive years in which he incurred a Break in Service equals or exceeds the greater of five (5) or the aggregate number of the Participant's Years of Service prior to such Break in Service (excluding any Years of Service prior to January 1, 1976 which were disregarded under the break in service rules then in effect under the Retirement Security Plan, and excluding any Years of Service which are disregarded under the Break in Service rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the Lechmere
     Plan)."

     5.   The Plan is hereby amended by adding a new ARTICLE VIIA Cash Balance
                                                                  ------------
Account to read as follows:
-------

          "7A.1  In General.  A notional account (hereinafter referred to as the
                 ----------
     'Cash Balance Account') shall be established and maintained for each Associate who is a Participant in the Plan on or after July 1, 1997. Such Participant's Cash Balance Account shall be credited with an Annual Cash Balance Contribution in accordance with Section 7A.2 and Interest Credits in accordance with Section 7A.3.

          7A.2  Annual Cash Balance Contribution.
                --------------------------------

          (a) For the period from July 1, 1997 through December 31, 1997 and for each calendar year commencing thereafter, an Annual Cash Balance Contribution shall be credited to the Cash Balance Account of each Participant who is not employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc. equal to a percentage of the Participant's Required Contributions for such period determined in accordance with the following schedule:

          Participant's Age             Percent of Required
         As of each January 1           Contributions
         --------------------           -------------

         Under age 40                        70%
           40-44                             80%
           45-49                             90%
           50-54                             105%
           55-59                             120%
       60 and over                           135%.

     For purposes of this Section, a Participant's age on January 1 will be his age on his next birthday if such birthday is on or before June 30, or the Participant's age on his last birthday if his next birthday is on or after July 1.

          (b) Notwithstanding anything herein to the contrary, during the period of a disability leave of absence, a Participant shall receive the maximum contribution provided under Subsection (a) above based on the Participant's Age, as defined in Subsection (a) above, and Total Earnings even if the Participant fails to make any Required Contributions provided that the Associate: (i) was a Participant for at least one (1) year prior to such leave, (ii) became eligible while on such leave, or (iii) first became eligible and became a Participant within one (1) year prior to such leave and participated in the Plan from the date first eligible to the date of such leave; and further provided that the Participant is receiving long-term disability benefits from a plan sponsored by the Company. Contributions under the Plan for the period of disability leave of absence during which the Participant is receiving long-term disability benefits from a plan sponsored by the Company shall be limited to the lesser of :
     (i) the duration of the disability leave of absence, (ii) the period prior to the Participant's Normal Retirement Date, (iii) one (1) year if the Participant has less than ten (10) years of Continuous Service, or (iv) two
     (2) years if the Participant has ten (10) or more years of Continuous Service prior to such disability leave of absence.

          (c) Notwithstanding anything herein to the contrary, if necessary to satisfy Section 410(b) of the Code, the Annual Cash Balance Contribution of any Highly Compensated Associate may be reduced to the extent required to satisfy Section 410(b) of the Code. In making this reduction, the Annual Cash Balance Contribution of the Highly Compensated Associates with the highest most valuable accrual rates as defined in Section 1.401(a)(4)-3(d) of the Regulations shall be reduced to a point where Section 410(b) of the Code is satisfied.

          7A.3  Interest Credits.  Interest Credits equal to the rate of
                ----------------
     interest specified in this Section 7A.3 multiplied by the amount of the Participant's Cash Balance Account as of the first day of each month shall be added to each Participant's Cash Balance Account as of the last day of each month. The rate of interest used to determine the Interest Credits for a calendar year, shall be the 30-Year Treasury Rate as set forth in Section 2.2(b).

          A former Participant who terminated employment prior to July 1, 1997 or who otherwise has no Cash Balance Account is not eligible for Interest Credits hereunder. However, if such a Participant returns to work as an Associate eligible to participate in the Plan under Article IV, a Cash Balance Account will be established pursuant to Section

          7A.1. Such account will be eligible for the Interest Credits as provided herein.

          7A.4  Immediate Cash Balance Account Annuity.  The amount of annual
                --------------------------------------
     retirement income payable with respect to the Cash Balance Account of a Participant is equal to the Immediate Cash Balance Account Annuity. The Immediate Cash Balance Account Annuity is the annual amount of retirement income payable as a Single Life Benefit as defined in Section 11.2(a). The annual amount of retirement income is determined as:

          (a)   the Participant's Cash Balance Account divided by;

          (b) the immediate annuity factor for one dollar ($1) of annual benefit under the Single Life Benefit form of payment defined in Section 11.2(a), based on the Participant's age as of the Retirement Date.
     The immediate annuity factor referenced in this Section 7A.4 above shall be based on the actuarial assumptions described in Section 2.2."

     6. The text of Section 9.1 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Retirement Benefit Payable Upon Retirement at Normal Retirement Date.
           --------------------------------------------------------------------
     Subject to the provisions of this ARTICLE IX, in the event of the Retirement of a Participant on his Normal Retirement Date, the amount of the Retirement Benefit shall be the sum of (a), (b), (c), (d), (e), and (f) below:

          (a) the Participant's Retirement Benefit determined as of December 31, 1993; and

          (b) 1.5% of the Participant's Total Earnings while a Participant during each year of Credited Service after the Effective Date and prior to July 1, 1997; and

          (c) 1.5% of the Participant's Total Earnings while a Participant during each year of Credited Service after the July 1, 1997 during which the Participant was employed by either Signature Financial/Marketing, Inc. or Lechmere, Inc.; and

          (d) the Participant's Lechmere Plan frozen benefit as of June 30, 1994, excluding the benefit attributable to the Participant's Lechmere Immediate Cash Balance Annuity ("Lechmere Frozen Benefit"); and

          (e)   the Participant's Immediate Cash Balance Account Annuity; and

          (f) the Participant's Lechmere Immediate Cash Balance Account Annuity, if any.

          The Retirement Benefit will be accrued each calendar year on the basis of any accrual provided under ARTICLE VIIA and, if applicable, ARTICLE VII and, if applicable, the Participant's Credited Service and Total Earnings during such calendar year. In no event shall a Participant's Retirement Benefit decrease after any date which could have been the Participant's Early Retirement Date. The minimum Retirement Benefit payable upon Retirement at Normal Retirement Date, including any benefit payable with respect to a Participant's credited service under the Retirement Security Plan prior to January 1, 1981, and any benefit payable under the Plan on or after such date, shall be one thousand two hundred dollars ($1,200) after an aggregate of twenty (20) Years of Service during which the Participant received either Credited Service or credited service under the Retirement Security Plan, the Prior Plans or the Plan, with an additional sixty ($60) for each of the first five (5) such Years of Service in excess of twenty
     (20) and an additional one hundred twenty-five ($125) for each such Year of Service in excess of twenty-five (25), but in no event shall such minimum benefit exceed two thousand one hundred twenty-five ($2,125), ending with Credited Service as of December 31, 1988."

     7. The text of Section 9.3 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Retirement Benefit Payable upon Retirement at Postponed Retirement
           ------------------------------------------------------------------
     Date.  In the event of a Participant's Retirement on a Postponed Retirement
     -----
     Date, the amount of the Retirement Benefit payable, including the annual minimum, shall be the same amount which the Participant was entitled to receive on the Participant's Normal Retirement Date, as provided in Section
     9.1 hereof, with additional credit for Service, any accrual provided under
     ARTICLE VIIA and, if applicable, ARTICLE VII after such date."

     8.   The first sentence of Section 9.4 Offset of Retirement Benefit  is
                                            ----------------------------
hereby deleted in its entirety and the following is inserted in lieu thereof:

     "Notwithstanding any other provisions of the Plan, the amount of the Retirement Benefit payable, including the minimum Retirement Benefit, to any Participant shall be reduced by the current annuity rates of a legal reserve life insurance company chosen by the Committee of that portion of the annuity which could be purchased on June 30, 1997 (or, for Participants employed by Lechmere, Inc. after June 30, 1997, the last date of such Participant's employment with Lechmere, Inc.) for the Participant under the Savings Plan with (a) the amount, if any, in the Participant's Transferred Contribution Account on June 30, 1997 plus the amount, if any, which accrues to the Participant's Transferred Contribution Account after June 30, 1997 while such Participant is employed by

     Lechmere, Inc.; and (b) the amount, if any, in the Participant's Account on June 30, 1997 attributable to Required Contributions, as determined by the Committee, plus the amount, if any, in the Participant's Account attributable to Required Contributions, as determined by the Committee made after June 30, 1997 while such Participant is employed by or Lechmere, Inc."

     9. The text of Section 9.6 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Retirement Benefit Payable upon Retirement Following Reemployment
           -----------------------------------------------------------------
     After Termination of Service.   If a Participant who incurs a Break in
     ----------------------------
     Service is for any reason reemployed by the Company, then to the extent that the Participant's Cash Balance Account, and/or Lechmere Cash Balance Account, if any, has been converted to an annuity, the Participant's Cash Balance Account and/or Lechmere Cash Balance Account, if any, will be restored and Interest Credits and Lechmere Interest Credits shall accrue from the date of the Participant's original termination of employment through the date of the Participant's subsequent Retirement. Upon the Participant's subsequent Retirement, the Participant's Retirement Benefit shall be based on any accrual provided under ARTICLE VIIA and, if applicable, ARTICLE VII credited to the Participant's account and, if applicable, the Participant's Credited Service after the Participant's reemployment plus the Retirement Benefit (after applying the offset of the actuarial equivalent of any Retirement Benefit paid to the Participant) previously accrued as of the Participant's separation from Service."

     10.  The text of Section 11.2 Optional Methods of Payment is hereby amended
                                   ---------------------------
by deleting the first paragraph thereof in its entirety and inserting the following in lieu thereof:

     "In lieu of the Qualified Joint and Survivor Benefit, a Participant may elect, subject to Sections 11.3 and 11.4 hereof, to receive the Actuarial Equivalent of the Retirement Benefit to which the Participant is entitled under the Plan in accordance with any one of the following options; provided, however, that a Participant who elects to receive a distribution from the Plan prior to his Normal or Early Retirement Date may elect only the optional method of payment described in Section 11(e):"

     11.  The text of Section 11.2(e) Lump Sum Benefit is hereby amended by
                                      ----------------
adding the following to the end thereof:

     "In addition, a Participant, to the extent of the Equivalent Actuarial Value of the

     Participant's Accrued Benefit accrued pursuant to the provisions of Section 9.1(e) and (f), may elect to receive that portion of such Accrued Benefit, in one lump sum payment."

     12.  The text of Subsection (c) of Section 11.5 Written Explanation of
                                                     ----------------------
Survivor Benefit is hereby deleted in its entirety and the following is inserted
----------------
in lieu thereof:

     "A married Participant may elect in writing to waive the Qualified Joint and Survivor Benefit or for purposes of Section 12.2, designate a beneficiary other than the Participant's spouse. Such election or designation must be consented to by the Participant's spouse. If the Participant elects a Ten Years Certain and Continuous Benefit, the election or designation, and the spouse's consent thereto, must designate specific beneficiary(ies), including any class of beneficiaries or alternate beneficiaries, and, with respect to a Qualified Joint and Survivor Benefit, the form of benefits that the designated beneficiary(ies) shall receive, which designations may not be changed without spousal consent unless the spouse expressly permits designations by the Participant, without any further spousal consent. Such spouse's consent must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Committee that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by the Regulations. The election or designation made by the Participant and consented to by the Participant's spouse may be revoked by the Participant in writing without the consent of the spouse at any time prior to the distribution of the Participant's Retirement Benefit. Any new election or designation must comply with the requirements of this Subsection (c). A former spouse's waiver shall not be binding on a new spouse."

     13. The text of Section 12.1 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Pre-Retirement Death Benefit.  A Vested Participant who is in Service
           ----------------------------
     or who terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred is entitled to a Pre-Retirement Death Benefit. The term "Pre-Retirement Death Benefit" means a benefit providing that, in the event of the Participant's death before the effective date of payment of the Participant's Vested Retirement Benefit, the Participant's Surviving Spouse, if any, shall be entitled to receive a survivor annuity equal to one-half of the annuity which would have been payable for the life of the Participant under a Qualified Joint and Survivor Benefit, if payments thereunder had commenced on the first day of the month following the later of (i) the Participant's death, or (ii) the Participant's attainment of age fifty-five (55), determined under Section 9.1, excluding any Immediate Cash Balance Account Annuity, and any Lechmere Immediate Cash Balance Account Annuity provided in Sections 9.1(e) and (f). Such Pre-Retirement Death Benefit shall become payable to the Surviving Spouse on the first day of the month coincident with or following the later of (i) the date of the Participant's death, or (ii) the day on which the Participant would have attained age fifty-five (55) had he lived, but no later than the day the Participant would have attained age 70-1/2 had he lived."

     14.  The Plan is hereby amended by retitling the text of Section 12.2 as
Section 12.3 and by adding new text for Section 12.2 to read as follows:

          "Death Benefits Attributable to Cash Balance Account and Lechmere Cash
           ---------------------------------------------------------------------
     Balance Account.
     ---------------

          (a) Except as otherwise provided in Subsections (b) and (c) below, the Beneficiary of a Participant who is either in Service or terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred and who has not elected a lump sum amount pursuant to the provisions of Section 13.2 (c)(ii) and has not received a lump sum distribution pursuant to Section 11.6 and dies shall receive an immediate distribution of a lump sum amount equal to the Participant's Vested Cash Balance Account and Lechmere Cash Balance Account in lieu of all of the benefits due such Beneficiary under the Plan, except for any benefit that may be payable to a Surviving Spouse in accordance with Section 12.1

          (b) In lieu of the benefit provided in Subsection (a) above, unless the Beneficiary elects a lump sum amount as provided in Subsection (a) above pursuant to such rules as are adopted by the Committee in accordance with Regulations, or unless the Beneficiary receives a lump sum distribution pursuant to Section 11.6, if the Participant's Surviving Spouse is the Beneficiary and the Participant is either in Service or terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred and has not elected a lump sum amount pursuant to the provisions of Section 13.2 (c)(ii) and has not received a lump sum distribution pursuant to Section 11.6 and dies, the Beneficiary is entitled to a monthly Retirement Benefit based on the Actuarial Equivalent of the Participant's Lechmere Cash Balance Account and the Participant's Vested Cash Balance Account. The life annuity shall be payable to the Beneficiary for life beginning at any time after the Participant's death as elected in writing by the Beneficiary in accordance with the provisions of
     Section 11.4(c). The life annuity benefit hereunder shall be equal to either (i) or (ii) below, as applicable:

                (i) If the Beneficiary elects to commence payment of the life annuity immediately, the Beneficiary's death benefit shall be 100% of the Vested Immediate Cash Balance Account Annuity described in Section 7A.4, and the Lechmere Immediate Cash Balance Account Annuity described in Section 7.3 determined as of such date, substituting the Beneficiary's age at such time for the Participant's age under Section 7A.4(b) and 7.3(b), respectively.

               (ii) If the Beneficiary elects to defer payment of the life annuity, the Beneficiary will receive annual Interest Credits and Lechmere Interest Credits until the date the payments commence. The Beneficiary's death benefit shall be 100% of the Vested Immediate Cash Balance Account Annuity described in Section 7A.4 and the Lechmere Cash Balance Account Annuity described in Section 7.3 determined as of the date elected by the Beneficiary substituting the Beneficiary's age at such time for the Participant's age under Section 7A.4(b), and 7.3A(b), respectively.

          (c) In lieu of the benefit provided in Subsection (a) above, the Beneficiary of a Participant who is either in Service or terminated Service but whose effective date of payment of Retirement Benefits has not yet occurred and who has not elected a lump sum amount pursuant to the provisions of Section 13.2(c)(ii) and has not received a lump sum distribution in accordance with Section 11.6 and dies may elect, pursuant to such rules as are adopted by the Committee in accordance with Regulations, to receive a monthly Retirement Benefit based on the Actuarial Equivalent of the Participant's Lechmere Cash Balance Account in lieu of all of the benefits due such Beneficiary under the Plan with respect to the Lechmere Cash Balance Account. The life annuity benefit hereunder shall be calculated pursuant to either (b) (i) or (ii) above, as applicable, considering only the Lechmere Immediate Cash Balance Account Annuity.

          If the involuntary cash-out provisions of Section 11.6 are operative, a monthly death benefit which becomes due under this Section shall be paid in one lump sum amount to the Beneficiary in lieu of all other benefits due such Beneficiary under the Plan except for any benefit that may be payable to a surviving Spouse in accordance with Section 12.1."

     15.  The text of Section 12.3 Designation of Beneficiary is hereby amended
                                   --------------------------
by adding a new paragraph to read as follows:

          "Notwithstanding anything herein to the contrary, for purposes of
     Section 12.3, if a Participant is married, the Participant's spouse shall automatically be the Participant's Beneficiary, unless the spouse has consented to another designation as provided in Section 11.5. Such consent must be made in accordance with procedures developed by the Committee in accordance with the Code and Regulations."

     16. The text of Section 13.2 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Termination of Service by Vested Participant.  If the Service of a
           --------------------------------------------
     Participant who is Vested terminates prior to Retirement, such Participant may elect, subject to Sections 10.2 and 11.4, any of the following:

          (a) to receive the Participant's Vested Retirement Benefit commencing upon the Participant's Normal Retirement Date, including the annual minimum if the Service requirement therefor is satisfied, based on the Participant's Years of Credited Service, any accrual provided under
     ARTICLE VIIA and, if applicable ARTICLE VII prior to the Participant's termination of Service and determined in accordance with Section 9.1 hereof; or

          (b) if such Participant is ineligible for benefits under the Long-Term Disability Plan (or has voluntarily elected to forego receipt of benefits otherwise payable thereunder), such Participant may elect to receive the benefits provided for in Section 9.2 hereof, including the annual minimum if the Service requirement therefore is satisfied, based on the Participant's Years of Credited Service, any accrual provided under
     ARTICLE VIIA and, if applicable ARTICLE VII prior to the Participant's termination of Service, commencing on the first day of the month following attainment of age fifty-five (55) or the first day of any subsequent month prior to the Participant's Normal Retirement Date, where such Participant has prior to such date elected to receive such benefits on such date pursuant to rules adopted by the Committee in accordance with the Regulations; or

          (c) to receive on such date as the Participant shall elect pursuant to rules adopted by the Committee in accordance with Regulations, in lieu of all of the benefits due such Participant under the Plan:

                (i) the Equivalent Actuarial Value of that portion of the Participant's Retirement Benefit accrued pursuant to the provisions of
          Section 9.1(e) and (f), payable in the form of a Qualified Joint and Survivor Benefit if the Participant is legally married, as determined by the Committee, on the date the Participant elects to receive a benefit pursuant to this Subsection, or

               (ii) an immediate lump sum amount equal to the Participant's Vested Cash Balance Account and Lechmere Cash Balance Account if the Participant is not legally married as determined by the Committee on the date the Participant elects to receive a benefit pursuant to this Subsection, or, if the Participant is legally married on the date the Participant elects to receive a benefit pursuant to the Subsection, with the written consent of the Participant's spouse within the 90-day period ending on the date payment pursuant to this provision is made in accordance with provisions developed by the Committee in accordance with the Code and Regulations (unless the Committee makes a written determination in accordance with the Code and Regulations that no such consent is required), and

              (iii) a Retirement Benefit, attributable only to the Participant's Retirement Benefit accrued pursuant to the provisions of
          Section 9.1(a), (b), (c) and (d), as provided under Subsection (a) or
          (b) above, as the Participant may elect."

     17. The text of Section 13.3 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Termination of Service.  In the event the Service of a Participant
           ----------------------
     terminates and he is reemployed, such Participant's enrollment in the Plan shall be reinstated as of the effective date of the Participant's re-enrollment."

     18. The text of Section 13.4 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Termination of Service Following Reemployment.  Notwithstanding
           ---------------------------------------------
     anything in the Plan to the contrary, if the Service of a Participant who was reemployed following a termination of Service shall subsequently be terminated for any reason, the benefits payable to the Participant pursuant to the provisions of the Plan shall be reduced by the Equivalent Actuarial Value of all amounts theretofore paid to the Participant pursuant to the Plan."

     19. The text of Subsection (c) of Section 15.4 of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "to make such amendments in the Plan and the Trust Agreement as it deems necessary or appropriate;"

     20. The text of Subsection (a) of Section 17.1 of the Plan is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "Subject to the provisions of Subsection 15.4(c) hereof, the Board reserves the right at any time to amend, suspend, discontinue or terminate the Plan, any accrual thereunder, the Trust or any contract issued by an insurance carrier forming a part of the Plan, in whole or in part and for any or no reason and without the consent of any Participating Company, Participant or Beneficiary; and the Committee may make such amendments in the Plan and the Trust Agreement as it deems necessary or appropriate.

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

          Each Participating Company by its adoption of the Plan shall be deemed to have delegated this authority to the Board and the Committee, respectively."

     21. In all other respects, the Plan, as amended, shall continue in full force and effect.

                                   MONTGOMERY WARD & CO., INCORPORATED

                                   By:________________________________

                                   Its:_______________________________

ATTEST:

By:___________________________________

Its:__________________________________

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